UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2015

NorthStar Realty Europe Corp.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-37597 (Commission File Number)	32-0468861 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

On October 20, 2015, NorthStar Realty Finance Corp. (“NRF”) posted a corporate presentation to its website, www.nrfc.com, which includes information regarding NorthStar Realty Europe Corp. (the “Company”), a current wholly owned subsidiary of NRF.  NRF has announced a plan to spin-off its European real estate business into the Company, as a separate publicly-traded REIT.  A copy of the corporate presentation is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.    Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description
99.1	NorthStar Realty Finance Corp. Corporate Presentation, dated October 20, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Realty Europe Corp. (Registrant)

Date: October 20, 2015	By:	/s/ Trevor K. Ross
Trevor K. Ross
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	NorthStar Realty Finance Corp. Corporate Presentation, dated October 20, 2015.